EXHIBIT 99.1

NEWS

VEECO REPORTS THIRD QUARTER 2017 FINANCIAL RESULTS

Third Quarter 2017 Highlights:

•                  Revenues of $131.9 million, compared with $85.5 million in the same period last year

•                  GAAP net loss of $21.9 million, or $0.47 per share

•                  Non-GAAP net income of $4.3 million, or $0.09 per diluted share

Plainview, N.Y., November 2, 2017 — Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its third fiscal quarter ended September 30, 2017. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. dollars in millions, except per share data

GAAP Results	Q3 ‘17	Q3 ‘16
Revenue	$131.9	$85.5
Net income (loss)	$(21.9)	$(69.6)
Diluted earnings (loss) per share	$(0.47)	$(1.78)

Non-GAAP Results	Q3 ‘17	Q3 ‘16
Net income (loss)	$4.3	$(1.8)
Operating income (loss)	$6.8	$(0.2)
Diluted earnings (loss) per share	$0.09	$(0.05)

“The third quarter of 2017 marked the first full quarter of Veeco and Ultratech on a combined basis.  Sales in the quarter were driven by increased shipments of our MOCVD tools and backlog has continued to build.  Also during the quarter, we formally released our new MOCVD system, the EPIK® 868, which provides a lower-cost and higher-productivity solution for our customers,” commented John R. Peeler, Chairman and Chief Executive Officer.  “The integration of Ultratech into Veeco is proceeding extremely well with many key milestones now behind us, including the complete integration of our sales and support organizations.  As a result, we are even stronger than before, with the right staff in each region, focused on driving improved results for our business and customers.”

Guidance and Outlook

The following guidance is provided for Veeco’s fourth quarter 2017:

•                  Revenue is expected to be in the range of $135 million to $155 million

•                  GAAP net loss is expected to be in the range of ($15) million to ($8) million

•                  Non-GAAP operating income is expected to be in the range of $5 million to $12 million

•                  GAAP earnings (loss) per share are expected to be in the range of ($0.33) to ($0.17)

•                  Non-GAAP earnings (loss) per share are expected to be in the range of $0.00 to $0.16

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, November 2, 2017 starting at 5:00pm ET. To join the call, dial 800-263-0877 (toll free) or 323-701-0225 and use passcode 7119567. The call will also be webcast live on the Veeco website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is a leading manufacturer of innovative semiconductor process equipment. Our proven MOCVD, lithography, laser annealing, ion beam and single wafer etch & clean technologies play an integral role in producing LEDs for solid-state lighting and displays, and in the fabrication of advanced semiconductor devices.   With equipment designed to maximize performance, yield and cost of ownership, Veeco holds technology leadership positions in all these served markets. To learn more about Veeco’s innovative equipment and services, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2016 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Suzanne Schmidt 516-677-0200 x1272	Jeffrey Pina 516-677-0200 x1222
sschmidt@veeco.com	jpina@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Net sales	$131,872	$85,482	$341,324	$238,842
Cost of sales	78,811	52,027	215,344	141,991
Gross profit	53,061	33,455	125,980	96,851
Operating expenses, net:
Research and development	24,061	19,892	57,669	63,545
Selling, general, and administrative	29,771	18,396	71,574	58,230
Amortization of intangible assets	12,500	5,261	21,722	15,785
Restructuring	5,010	1,798	9,605	3,993
Acquisition costs	783	—	16,277	—
Asset impairment	2	56,035	1,139	69,662
Other, net	(140)	795	(228)	884
Total operating expenses, net	71,987	102,177	177,758	212,099
Operating income (loss)	(18,926)	(68,722)	(51,778)	(115,248)
Interest income (expense), net	(4,748)	260	(12,368)	713
Income (loss) before income taxes	(23,674)	(68,462)	(64,146)	(114,535)
Income tax expense (benefit)	(1,790)	1,136	(24,969)	2,677
Net income (loss)	$(21,884)	$(69,598)	$(39,177)	$(117,212)

Income (loss) per common share:
Basic	$(0.47)	$(1.78)	$(0.91)	$(2.99)
Diluted	$(0.47)	$(1.78)	$(0.91)	$(2.99)

Weighted average number of shares:
Basic	46,941	39,131	43,100	39,193
Diluted	46,941	39,131	43,100	39,193

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2017	2016
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$235,268	$277,444
Short-term investments	85,853	66,787
Accounts receivable, net	113,795	58,020
Inventories	113,681	77,063
Deferred cost of sales	17,594	6,160
Prepaid expenses and other current assets	36,396	16,034
Total current assets	602,587	501,508
Property, plant and equipment, net	84,403	60,646
Intangible assets, net	383,596	58,378
Goodwill	308,529	114,908
Deferred income taxes	2,528	2,045
Other assets	25,263	21,047
Total assets	$1,406,906	$758,532

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$53,716	$22,607
Accrued expenses and other current liabilities	65,728	33,201
Customer deposits and deferred revenue	107,636	85,022
Income taxes payable	4,171	2,311
Current portion of long-term debt	—	368
Total current liabilities	231,251	143,509
Deferred income taxes	46,268	13,199
Long-term debt	272,825	826
Other liabilities	11,033	6,403
Total liabilities	561,377	163,937

Total stockholders’ equity	845,529	594,595

Total liabilities and stockholders’ equity	$1,406,906	$758,532

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended September 30, 2017	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net sales	$131,872				$131,872
Gross profit	53,061	740		1,954	55,755
Gross margin	40.2%				42.3%
Research and development	24,061	(849)			23,212
Selling, general, and administrative and Other	29,631	(3,714)		(195)	25,722
Net income (loss)	(21,884)	6,170	12,500	7,504	4,290

Income (loss) per common share:
Basic	$(0.47)				$0.09
Diluted	(0.47)				0.09
Weighted average number of shares:
Basic	46,941				47,107
Diluted	46,941				47,327

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended September 30, 2017
Restructuring	4,143
Acquisition related	783
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,856
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293
Asset impairment	2
Non-cash interest expense	2,754
Non-GAAP tax adjustment *	(2,327)
Total Other	7,504

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended September 30, 2016	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$85,482				$85,482
Gross profit	33,455	607		355	34,417
Gross margin	39.1%				40.3%
Research and development	19,892	(993)			18,899
Selling, general, and administrative and Other	19,191	(2,143)		(1,368)	15,680
Net income (loss)	(69,598)	3,743	5,261	58,831	(1,763)

Income (loss) per common share:
Basic	$(1.78)				$(0.05)
Diluted	(1.78)				(0.05)
Weighted average number of shares:
Basic	39,131				39,131
Diluted	39,131				39,131

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended September 30, 2016
Asset impairment	56,035
Restructuring	1,798
Acquisition related	63
Accelerated depreciation	355
Pension termination	1,305
Non-GAAP tax adjustment *	(725)
Total Other	58,831

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)

(unaudited)

	Three months ended	Three months ended
	September 30, 2017	September 30, 2016
GAAP Net income (loss)	$(21,884)	$(69,598)
Share-based compensation	6,170	3,743
Amortization	12,500	5,261
Restructuring	4,143	1,798
Acquisition related	783	63
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,856	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293	—
Accelerated depreciation	—	355
Asset impairment	2	56,035
Pension termination	—	1,305
Interest (income) expense	4,748	(260)
Income tax expense (benefit)	(1,790)	1,136
Non-GAAP Operating Income (loss)	$6,821	$(162)

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ended December 31, 2017	GAAP			Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$135	–	$155				135	–	155

Gross profit	52	–	63	1	—	—	53	–	64
Gross margin	39%	–	41%				39%	–	41%

Net income (loss)	$(15)	–	$(8)	5	12	(2)	—	–	7

Income (loss) per diluted common share	$(0.33)	–	$(0.17)				$—	–	$0.16
Weighted average number of shares	47		47				47		47

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)

(unaudited)

Guidance for the three months ended December 31, 2017
GAAP Net income (loss)	$(15)	–	$(8)
Share-based compensation	5	–	5
Amortization	12	–	12
Restructuring	1	–	1
Acquisition related	1	–	1
Interest expense, net	5	–	5
Income tax expense (benefit)	(4)	–	(4)
Non-GAAP Operating Income	$5	–	$12

Note:  Amounts may not calculate precisely due to rounding.

These table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.